SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: February 2, 2004
                        (Date of Earliest Event Reported)

                           Jefferson-Pilot Corporation
             (Exact name of registrant as specified in its charter)

       North Carolina               1-5955           56-0896180
(State or other jurisdiction     (Commission      (I.R.S. Employer
       of incorporation)         File Number      Identification No.)

100 North Greene Street, Greensboro, North Carolina     27401
     (Address of principal executive offices)         (Zip Code)

                                 (336) 691-3000
              (Registrant's telephone number, including area code)

Item 7. Exhibits

Exhibit 99 - Press Release of Jefferson-Pilot Corporation issued February 2, 2004, reporting financial results for the fourth quarter 2003.

Item 9 (for Item 12, Earnings Release).

This Form 8-K is being filed to comply with the new SEC requirement that the Earnings Press Release be furnished to the SEC under cover of Form 8-K. JP's
Earnings Press Release for the fourth quarter of 2003, issued after the NYSE close on February 2, 2004, is being filed as Exhibit 99 to this Form 8-K.

This Form 8-K is also being posted on JP's corporate website .

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     JEFFERSON-PILOT CORPORATION

                                                     By: /s/ Robert A. Reed
                                                     ---------------------------
                                                     Name:  Robert A. Reed
                                                     Title: Vice President

Dated: February 2, 2004

                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------

99 Press Release of Jefferson-Pilot Corporation issued February 2, 2004 reporting financial results for the fourth quarter 2003.